                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      24

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      29

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

---------------------------------------------------------------------
NYSE Ticker Symbol                                            VKS
---------------------------------------------------------------------
Six-month total return based on market price(1)             1.79%
---------------------------------------------------------------------
Six-month total return based on NAV(2)                      2.25%
---------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                    6.82%
---------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                      10.66%
---------------------------------------------------------------------
Net asset value                                            $13.04
---------------------------------------------------------------------
Closing common stock price                               $11.4375
---------------------------------------------------------------------
Six-month high common stock price (11/03/99)             $12.0000
---------------------------------------------------------------------
Six-month low common stock price (03/13/00)              $10.3750
---------------------------------------------------------------------
Preferred share (Series A) rate(5)                         3.900%
---------------------------------------------------------------------
Preferred share (Series B) rate(5)                         3.900%
---------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  66.8%
- AA/Aa..............   8.4%
- A/A................   5.0%
- BBB/Baa............  16.9%
- BB/Ba..............   2.9%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  62.3%
- AA/Aa..............   8.1%
- A/A................   5.4%
- BBB/Baa............  19.1%
- BB/Ba..............   3.0%
- Non-Rated..........   2.1%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.065
12/99                                                                            0.065
1/00                                                                             0.065
2/00                                                                             0.065
3/00                                                                             0.065
4/00                                                                             0.065

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Health Care                                                                21.10                              21.80
General Purpose                                                            14.90                              18.30
Industrial Revenue                                                         11.00                               9.80
Retail Electric/Gas/Telephone                                               9.10                               9.00
Public Education                                                            8.80                               8.00

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/93                                                                      13.9600                            15.1250
                                                                          14.1600                            14.2500
                                                                          14.7200                            14.5000
                                                                          15.3100                            14.7500
12/93                                                                     15.1100                            14.2500
                                                                          13.3400                            12.6250
                                                                          13.2200                            12.3750
                                                                          12.9500                            11.6250
12/94                                                                     12.2600                            10.8750
                                                                          13.4700                            12.2500
                                                                          13.3300                            11.6250
                                                                          13.5400                            11.6250
12/95                                                                     14.0700                            12.0000
                                                                          13.4300                            11.8750
                                                                          13.2300                            11.6250
                                                                          13.5500                            11.7500
12/96                                                                     13.7800                            11.6250
                                                                          13.4500                            11.3750
                                                                          13.9300                            12.5620
                                                                          14.3200                            12.9375
12/97                                                                     14.6200                            13.1250
                                                                          14.5800                            13.1875
                                                                          14.6000                            13.3125
                                                                          14.9800                            13.8750
12/98                                                                     14.7500                            13.9375
                                                                          14.6400                            13.6875
                                                                          13.9500                            13.0000
                                                                          13.4700                            11.6250
12/99                                                                     12.9900                            11.6870
                                                                          13.3300                            11.1875
4/00                                                                      13.0400                            11.4375

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1996 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.00 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we may see a slight decline in portfolio income in the months ahead, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in certain sectors, including health-care, general purpose, and industrial revenue bonds, each of which represented more than 11 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   Our allocation to BBB rated and
BB rated bonds slightly hindered the Trust's performance, but we took advantage of price declines among these bonds to invest selectively in what we believe are favorable positions. We expect these securities to enhance the Trust's income stream over time.

    For the six-month period ended April 30, 2000, the Trust returned 1.79 percent based on market price. At the same time, the Trust's market price decreased from $11.6250 per share on October 31, 1999, to $11.4375 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    The Trust's dividend remained unchanged during the past six months. The monthly tax-exempt dividend of $0.065 per share translates to a distribution rate of 6.82 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.66 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  99.2%
          ALABAMA  2.0%
$5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fund
          Ln Ser A (AMBAC Insd)......................  5.000%   08/15/15   $  4,619,000
                                                                           ------------

          CALIFORNIA  18.4%
 3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
          Assn Rfdg (AMBAC Insd).....................  5.000    05/15/13      3,216,913
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impt Proj C (FSA Insd)......   *       09/01/26      1,020,450
19,900    Anaheim, CA Pub Fin Auth Lease Rev Cap Sub
          Pub Impt Proj C (FSA Insd).................   *       09/01/25      4,313,922
 3,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent........................  5.450    10/01/13      2,882,580
 6,420    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Co Ser B (MBIA
          Insd)......................................  6.350    06/01/09      6,747,227
   855    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized)............................  7.800    02/01/28        930,531
10,000    California Statewide Cmntys Dev Auth Rev
          Ctfs Partn Insd Children's Hosp Rfdg (MBIA
          Insd)......................................  4.750    06/01/21      8,393,900
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg...................   *       01/15/20      2,644,800
 2,000    Los Angeles Cnty, CA Pub Wks (FSA Insd)....  5.500    10/01/18      1,996,460
 2,000    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)............  6.250    08/01/23      2,057,840
 3,750    San Diego, CA Convention Cent Expansion Fin
          Auth Lease Rev Ser A.......................  4.750    04/01/28      3,115,425
13,880    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)......................................   *       01/15/28      2,621,654
 1,865    Santa Clara Cnty, CA Fin Auth Lease Rev
          Multi Fac Projs Ser B (AMBAC Insd) (a).....  5.500    05/15/08      1,926,620

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Santa Clara Cnty, CA Fin Auth Lease Rev
          Multi Fac Projs Ser B (AMBAC Insd) (a).....  5.500%   05/15/09   $  1,031,900
 1,330    Temple City, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd)..............................   *       08/01/16        526,228
                                                                           ------------
                                                                             43,426,450
                                                                           ------------
          COLORADO  2.5%
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)..................................  7.000    08/31/26      1,115,910
 1,875    Colorado Hsg Fin Auth Multi-Family Hsg Insd
          Mtg Ser A..................................  6.800    10/01/37      1,931,063
 1,500    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser C1.....................................  7.550    11/01/27      1,566,615
 1,235    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser F......................................  8.625    06/01/25      1,272,544
                                                                           ------------
                                                                              5,886,132
                                                                           ------------
          CONNECTICUT  1.4%
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A -- Private Placement (d)...  6.400    09/01/11      1,544,730
 1,500    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A -- Private Placement
          (Prerefunded @ 09/01/07) (d)...............  6.400    09/01/11      1,631,775
                                                                           ------------
                                                                              3,176,505
                                                                           ------------
          FLORIDA  1.5%
 4,000    South Miami, FL Hlth Fac Auth Hosp Rev
          Baptist Hlth Sys Oblig Grp (MBIA Insd).....  5.000    11/15/28      3,444,840
                                                                           ------------

          GEORGIA  2.8%
 3,000    Atlanta, GA Spl Purp Fac Rev Delta Airls
          Ser B......................................  7.900    12/01/18      3,050,040
 1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)................................  5.500    01/01/12      1,441,416
 2,000    Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (FGIC Insd)................................  5.500    01/01/12      2,023,040
                                                                           ------------
                                                                              6,514,496
                                                                           ------------
          ILLINOIS  6.8%
 2,060    Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent Rfdg..................................  5.875    09/01/06      2,009,365
 5,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *       12/01/28        939,015

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/27   $    910,550
 2,000    Chicago, IL Brd of Ed Chicago Sch Reform
          Ser A (AMBAC Insd).........................  5.250%   12/01/30      1,766,780
 1,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *       12/01/23        234,660
 4,335    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd)......................................   *       01/01/30        708,079
 2,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B....................  5.200    04/01/11      1,803,700
 4,500    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A..............  7.875    11/01/25      4,614,795
 1,635    Cook Cnty, IL Sch Dist No 100 Berwyn South
          Rfdg (FSA Insd)............................  8.100    12/01/15      2,047,216
 3,370    Will Cnty, IL Comnty Unit Sch Dist No 365 U
          Vly View Ser B (FSA Insd)..................   *       11/01/18      1,116,245
                                                                           ------------
                                                                             16,150,405
                                                                           ------------
          INDIANA  1.1%
 1,000    East Chicago, IN Solid Waste Disp Rev USG
          Corp Proj..................................  6.375    08/01/29        955,950
   990    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg........................  5.900    03/01/01        994,346
   540    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg........................  6.000    03/01/02        545,130
                                                                           ------------
                                                                              2,495,426
                                                                           ------------
          IOWA  2.2%
 5,000    Muscatine, IA Elec Rev Rfdg (AMBAC Insd)...  6.125    01/01/12      5,128,100
                                                                           ------------

          KANSAS  2.2%
 5,000    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd) (b)..........  7.000    06/01/31      5,201,250
                                                                           ------------

          LOUISIANA  1.7%
 2,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21      1,925,340
 1,000    New Orleans, LA Rfdg (FGIC Insd)...........  4.750    12/01/26        818,330
 1,250    Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)................  7.500    06/01/21      1,305,500
                                                                           ------------
                                                                              4,049,170
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          MARYLAND  5.4%
$1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A................  5.750%   06/01/29   $    879,560
 6,325    Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC
          Insd)......................................  5.000    07/01/13      6,005,271
 6,270    Maryland St Hlth & Higher Edl Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)................  5.000    07/01/13      5,941,828
                                                                           ------------
                                                                             12,826,659
                                                                           ------------
          MASSACHUSETTS  0.8%
 1,705    Massachusetts St Hlth & Edl Fac Auth Rev
          Vly Regl Hlth Sys Ser C Rfdg (Connie Lee
          Insd)......................................  7.000    07/01/09      1,894,306
                                                                           ------------

          MICHIGAN  5.5%
 1,250    Avondale, MI Schl Dist Rfdg (AMBAC Insd)...  4.750    05/01/22      1,049,063
 2,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Proj Ser A Rfdg (MBIA
          Insd)......................................  4.750    07/01/25      2,075,400
 2,745    Michigan Muni Bond Auth Rev St Revolving
          Fund.......................................  5.400    10/01/14      2,704,099
 2,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A...........................  5.250    08/15/28      1,425,260
 1,500    Michigan St Hsg Dev Auth Multi Family Rev
          (Var Rate Cpn).............................  6.250    08/01/39      1,450,965
 2,000    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA Insd)...  5.550    09/01/29      1,849,140
 3,000    Wayne Charter Cnty, MI Arpt Rev (MBIA
          Insd)......................................  5.000    12/01/28      2,515,260
                                                                           ------------
                                                                             13,069,187
                                                                           ------------
          MISSISSIPPI  2.5%
 2,000    Mississippi Business Fin Corp MS Pollutn
          Ctl Rev Sys Energy Res Inc Proj............  5.875    04/01/22      1,735,520
 1,990    Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized)................  7.600    06/01/29      2,155,031
   830    Mississippi Home Corp Single Family Rev Mtg
          Ser D (GNMA Collateralized)................  8.100    12/01/24        891,486
   990    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized)................  7.550    12/01/27      1,072,131
                                                                           ------------
                                                                              5,854,168
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          MISSOURI  1.4%
$  250    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev........................................  6.250%   02/15/11   $    238,745
 1,000    Missouri St Hlth & Edl Fac Auth Rev BJC
          Hlth Sys...................................  5.000    05/15/28        831,900
   740    Missouri St Hsg Dev Comm Mtg Rev Single
          Family Ln Ser A (GNMA Collateralized)......  7.200    09/01/26        768,860
 1,625    West Plains, MO Indl Dev Auth Hosp Rev
          Ozarks Med Ctr.............................  6.750    11/15/24      1,464,011
                                                                           ------------
                                                                              3,303,516
                                                                           ------------
          NEVADA  0.7%
 1,705    Nevada Hsg Div Single Family Pgm Ser E (FHA
          Gtd).......................................  6.900    10/01/11      1,754,820
                                                                           ------------

          NEW JERSEY  3.9%
 2,000    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10      1,951,440
 2,000    New Jersey Econ Dev Auth Spl Facs Rev
          Continental Airls Inc Proj.................  6.250    09/15/29      1,825,440
 2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC
          Insd)......................................  6.875    11/01/34      2,673,200
   775    New Jersey Hlth Care Facs Fing Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/02        782,029
   830    New Jersey Hlth Care Facs Fing Auth Rev
          Trinitas Hosp Oblig Grp....................  6.500    07/01/03        838,790
 1,275    New Jersey Hlth Care Facs Fing Auth Rev
          Barnabas Hlth Ser C Rfdg (MBIA Insd) (a)...  5.250    07/01/18      1,187,994
                                                                           ------------
                                                                              9,258,893
                                                                           ------------
          NEW YORK  11.4%
 3,000    Metropolitan Transn Auth NY Tran Facs Rev
          Ser B (FGIC Insd)..........................  4.750    07/01/26      2,485,440
 1,000    New York City Indl Dev Agy Civic Fac Rev
          Touro College Proj Ser A...................  6.350    06/01/29        922,510
 2,520    New York City Ser B (Prerefunded @
          08/15/04)..................................  7.250    08/15/19      2,760,534
 5,000    New York City Ser B1 (Prerefunded @
          08/15/04)..................................  7.000    08/15/16      5,429,400
     5    New York City Ser C........................  7.250    08/15/24          5,144
 2,000    New York City Ser G........................  5.750    02/01/14      2,009,100
 3,820    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Ser 1 (FSA Insd)..................  4.750    01/15/29      3,113,797

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$4,355    New York St Dorm Auth Rev Court Fac Lease
          Ser A......................................  5.500%   05/15/10   $  4,326,692
 2,000    New York, NY City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (FGIC Insd)..............  5.250    06/15/29      1,788,240
 4,350    Triborough Brdg & Tunl Auth NY Rev Genl
          Purp Ser A Rfdg............................  5.000    01/01/12      4,151,466
                                                                           ------------
                                                                             26,992,323
                                                                           ------------
          NORTH CAROLINA  0.3%
 2,500    Univ of NC Chapel Hill Rev Util Sys Rfdg...   *       08/01/20        759,250
                                                                           ------------

          OHIO  3.7%
 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (c)........................... 0/6.500   12/01/07        935,870
 1,000    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Proj.............................  5.375    09/15/27        787,930
 1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg
          Centrum at Willow Brook (FHA Gtd)..........  6.550    02/01/35      1,027,900
 2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg.......................................  6.000    05/15/05      2,050,297
 1,000    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
          Cent Ser C Rfdg & Impt.....................  6.000    05/15/06        989,060
 2,950    Ohio Hsg Fin Agy Mtg Rev (GNMA
          Collateralized)............................  6.050    09/01/17      2,953,894
                                                                           ------------
                                                                              8,744,951
                                                                           ------------
          OKLAHOMA  1.5%
 2,750    Shawnee, OK Hosp Auth Hosp Rev Mid-America
          Hlthcare Inc Rfdg..........................  6.125    10/01/14      2,522,960
 1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev..  6.250    11/01/22        975,260
                                                                           ------------
                                                                              3,498,220
                                                                           ------------
          PENNSYLVANIA  10.7%
 1,000    Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg......  6.100    07/15/20        936,060
 3,000    Delaware Cnty, PA Auth Hlth Care Rev Mercy
          Hlth Corp Southeastn Ser B (Prerefunded @
          11/15/05)..................................  6.000    11/15/07      3,136,440
 6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
          Rev City of Philadelphia Fdg Pgm
          (Prerefunded @ 06/15/03) (FGIC Insd).......  5.350    06/15/07      6,072,780
10,000    Pennsylvania St Ctfs Partn Ser A Rfdg
          (AMBAC Insd)...............................  5.400    07/01/09      9,954,200

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$2,000    Philadelphia, PA Hosps & Higher Edl Auth
          Fac Hosp Rev Rfdg..........................  6.350%   07/01/07   $  2,119,520
 2,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
          Regl Asset Dist Sales Tax (AMBAC Insd).....  5.250    02/01/31      2,239,575
 1,000    Southeastern, PA Transn Auth PA Spl Rev Ser
          A (FGIC Insd)..............................  4.750    03/01/29        818,310
                                                                           ------------
                                                                             25,276,885
                                                                           ------------
          TENNESSEE  1.0%
 1,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev First Mtg Mtn States Hlth Ser A Rfdg...  7.500    07/01/25        965,910
 1,500    Metropolitan Govt Nashville & Davidson Cnty
          TN Ser A (FGIC Insd).......................  5.125    11/15/27      1,332,780
                                                                           ------------
                                                                              2,298,690
                                                                           ------------
          TEXAS  3.5%
 3,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)................  4.900    10/01/15      2,681,670
 3,000    Harris Cnty, TX Toll Road Sr Lien Rfdg
          (AMBAC Insd)...............................  4.950    08/15/06      2,969,610
 2,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser B....................  6.125    07/15/17      1,813,260
 1,000    Matagorda Cnty, TX Navigation Dist 1
          Houston Ltg Pwr Co (AMBAC Insd)............  5.125    11/01/28        870,920
                                                                           ------------
                                                                              8,335,460
                                                                           ------------
          UTAH  1.6%
 3,000    Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj.......................................  7.900    06/01/17      3,055,800
   780    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser D2 (FHA Gtd)...........................  6.850    07/01/25        791,700
                                                                           ------------
                                                                              3,847,500
                                                                           ------------
          WASHINGTON  2.7%
 1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
          Hydro Elec Rev Ser B Rfdg (MBIA Insd)......  5.375    01/01/18        928,780
 2,030    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/13        956,983

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                    DESCRIPTION                 COUPON    MATURITY      VALUE
          WASHINGTON (CONTINUED)
$3,380    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/15   $  1,396,582
 3,000    Washington St Ser B........................  5.500%   05/01/18      2,964,540
                                                                           ------------
                                                                              6,246,885
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  99.2%
  (Cost $227,159,170)...................................................    234,053,487
                                                                           ------------

SHORT-TERM INVESTMENTS  1.0%
  (Cost $2,400,000).....................................................      2,400,000
                                                                           ------------

TOTAL INVESTMENTS  100.2%
  (Cost $229,559,170)...................................................    236,453,487
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)...........................       (543,538)
                                                                           ------------

NET ASSETS  100.0%......................................................   $235,909,949
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Securities Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $229,559,170).......................  $236,453,487
Cash........................................................        94,952
Receivables:
  Interest..................................................     4,111,930
  Investments Sold..........................................        36,138
Other.......................................................        10,506
                                                              ------------
    Total Assets............................................   240,707,013
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,281,328
  Income Distributions -- Common and Preferred Shares.......       158,653
  Investment Advisory Fee...................................       127,120
  Administrative Fee........................................        29,335
  Affiliates................................................         8,074
Trustees' Deferred Compensation and Retirement Plans........       107,055
Accrued Expenses............................................        85,499
                                                              ------------
    Total Liabilities.......................................     4,797,064
                                                              ------------
NET ASSETS..................................................  $235,909,949
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................       108,067
Paid in Surplus.............................................   149,167,283
Net Unrealized Appreciation.................................     6,894,317
Accumulated Undistributed Net Investment Income.............       505,325
Accumulated Net Realized Loss...............................   (15,765,043)
                                                              ------------
    Net Assets Applicable to Common Shares..................   140,909,949
                                                              ------------
NET ASSETS..................................................  $235,909,949
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($140,909,949 divided by
  10,806,700 shares outstanding)............................  $      13.04
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $6,926,758
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     764,234
Administrative Fee..........................................     176,361
Preferred Share Maintenance.................................     128,776
Custody.....................................................       6,472
Legal.......................................................       5,460
Trustees' Fees and Related Expenses.........................       3,813
Other.......................................................      96,931
                                                              ----------
    Total Expenses..........................................   1,182,047
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,744,711
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   61,683
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,709,516
  End of the Period
    Investments.............................................   6,894,317
                                                              ----------
Net Unrealized Depreciation During the Period...............    (815,199)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (753,516)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,991,195
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  5,744,711        $ 11,526,684
Net Realized Gain/Loss.............................         61,683          (1,162,677)
Net Unrealized Depreciation During the Period......       (815,199)        (17,106,018)
                                                      ------------        ------------
Change in Net Assets from Operations...............      4,991,195          (6,742,011)
                                                      ------------        ------------
Distributions from Net Investment Income:
  Common Shares....................................     (4,214,613)         (8,428,611)
  Preferred Shares.................................     (1,822,990)         (3,036,827)
                                                      ------------        ------------
Total Distributions................................     (6,037,603)        (11,465,438)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (1,046,408)        (18,207,449)

NET ASSETS:
Beginning of the Period............................    236,956,357         255,163,806
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $505,325
  and $798,217, respectively)......................   $235,909,949        $236,956,357
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                          SIX MONTHS
                                            ENDED         -------------------------------
                                        APRIL 30, 2000      1999        1998       1997
                                        -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (A)........................       $ 13.136       $ 14.821    $ 14.352    $13.669
                                           --------       --------    --------    -------
  Net Investment Income.............           .532          1.067       1.092      1.096
  Net Realized and Unrealized
    Gain/Loss.......................          (.070)        (1.691)       .467       .675
                                           --------       --------    --------    -------
Total from Investment Operations....           .462         (0.624)      1.559      1.771
                                           --------       --------    --------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.....           .390           .780        .780       .780
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........           .169           .281        .310       .308
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders.....            -0-            -0-         -0-        -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........            -0-            -0-         -0-        -0-
                                           --------       --------    --------    -------
Total Distributions.................           .559          1.061       1.090      1.088
                                           --------       --------    --------    -------
NET ASSET VALUE, END OF THE
  PERIOD............................       $ 13.039       $ 13.136    $ 14.821    $14.352
                                           ========       ========    ========    =======

Market Price Per Share at End of the
  Period............................       $11.4375       $ 11.625    $14.5625    $12.750
Total Investment Return at Market
  Price (b).........................          1.79%*       -15.30%      20.97%     15.55%
Total Return at Net Asset Value
  (c)...............................          2.25%*        -6.35%       8.91%     11.01%
Net Assets at End of the Period (In
  millions).........................       $  235.9       $  237.0    $  255.2    $ 250.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**..........................          1.70%          1.64%       1.62%      1.65%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................          5.64%          5.50%       5.35%      5.67%
Portfolio Turnover..................            16%*           39%         18%        23%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets including Preferred
   Shares...........................          1.01%          1.01%       1.01%      1.01%

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                   JANUARY 22, 1993
                                    (COMMENCEMENT
YEAR ENDED OCTOBER 31,              OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1996      1995      1994     OCTOBER 31, 1993
---------------------------------------------------
     $13.722   $12.284   $15.253       $13.808
     -------   -------   -------       -------
       1.116     1.147     1.181          .803
       (.065)    1.507    (2.927)        1.329
     -------   -------   -------       -------
       1.051     2.654    (1.746)        2.132
     -------   -------   -------       -------
        .790      .874      .938          .547
        .314      .342      .244          .140
         -0-       -0-      .034           -0-
         -0-       -0-      .007           -0-
     -------   -------   -------       -------
       1.104     1.216     1.223          .687
     -------   -------   -------       -------
     $13.669   $13.722   $12.284       $15.253
     =======   =======   =======       =======

     $11.750   $11.875   $10.750       $14.625
       5.69%    18.79%   -20.83%         8.26%*
       5.58%    19.39%   -13.59%        12.82%*
     $ 242.7   $ 243.3   $ 227.7       $ 259.8
       1.67%     1.77%     1.61%         1.49%
       5.91%     6.14%     6.76%         5.97%
         24%       75%      165%          114%*
       1.01%     1.06%      .99%         1.02%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $15,826,709 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $229,559,170, the aggregate gross unrealized appreciation is $10,707,695 and the aggregate gross unrealized depreciation is $3,813,378, resulting in net unrealized appreciation on long- and short-term investments of $6,894,317.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $1,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $16,300 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,040,102 and $41,860,783, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    For the six months ended April 30, 2000, there were no transactions in option contracts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    For six months ended April 30, 2000, there were no transactions in futures contracts.

5. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At April 30, 2000, the average rate in effect was 3.900%. During the six months ended April 30, 2000, the rates ranged from 3.380% to 4.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.